UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 11/21/2005

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 LIBERTY WAY

CHESTER, VIRGINIA 23836

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On November 21, 2005, Star Scientific, Inc. (the “Company”) amended the Securities Purchase and Registration Rights Agreements (the “February Purchase Agreements”) it had executed with two investors in a February 2005 private placement. In connection with the February Purchase Agreements, the Company issued to these two investors warrants, at an exercise price of $5.00 per share, to purchase an aggregate of 1,700,000 shares of the Company’s common stock with an expiration date of November 22, 2005. The November 21, 2005 amendments to the February Purchase Agreements increased the warrant exercise price from $5.00 to $5.25 and extended the expiration date of the warrants to March 22, 2006.

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Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: November 22, 2005	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

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